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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY


                               VOTING AGREEMENT

     This VOTING AGREEMENT (this "Agreement") is made and entered into as of September 13, 2000 between Interactive Technology Holdings, LLC (the "Investor") and Michael G. Rubin (the "Principal Stockholder").

                                   RECITALS

     WHEREAS, on September 13, 2000, the Company and the Investor entered into that certain Stock and Warrant Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company has agreed to sell and issue to the Investor, and the Investor has agreed to purchase from the Company, 5,000,000 shares of the common stock of the Company, par value $0.01 per share (the "Common Stock") and warrants to purchase 4,500,000 shares of Common Stock; and

     WHEREAS, as an inducement and a condition to consummating the Purchase Agreement, the Investor has required that the Principal Stockholder agree, and the Principal Stockholder has agreed, to enter into this Agreement, and the Principal Stockholder has required that the Investor agree, and the Investor has agreed, to enter into this Agreement; and

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions.  For purposes of this Agreement:
          -----------

          (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

          (b) "Continuing Director" shall initially mean the Principal Stockholder, Jeffrey Rayport and Harvey Lamm, and shall thereafter mean any director who (i) is chosen to fill any vacancy on the Board of Directors created by any of the foregoing or their respective successors ceasing to be a director and (ii) in connection with his or her initial assumption of office is recommended for appointment or election by a majority of the Continuing
Directors then on the Board of Directors.
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          (c)  "Investor Designees" shall mean those directors designated by the
Investor pursuant to the Purchase Agreement.

          (d) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

     2.   Composition and Election of Board of Directors.
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          2.1  Number of Directors. The Board of Directors of the Company shall
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consist of nine (9) members. Neither party hereto will take any action to change the size of the Board of Directors to other than nine (9) members without the prior written consent of the other party hereto.

          2.2  Stockholder Votes.
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               (a)  At any meeting of stockholders at which directors are to be elected and with respect to any written consent of stockholders of the Company in lieu of meeting relating to the election of directors, the Principal Stockholder shall vote, or execute and deliver a written consent with respect to, all shares of Common Stock and any other voting securities of the Company (collectively, the "Voting Stock") held of record or Beneficially Owned by the Principal Stockholder in favor of the elections of the Investor Designees.

               (b) At any meeting of stockholders at which directors are to be elected and with respect to any written consent of stockholders of the Company in lieu of meeting relating to the election of directors, the Investor shall vote, or execute and deliver a written consent with respect to, all shares of Voting Stock held of record or Beneficially Owned by the Investor in favor of the election of the Continuing Directors at such time.

          2.3  Nominating Procedures. In connection with each meeting of
               ---------------------
stockholders of the Company at which directors of the Company are to be elected, the parties hereto shall cause their respective designees on the Board to nominate a slate of nominees for director which meets the Board Composition Requirement (as defined in the Purchase Agreement) for so long as this Agreement remains in effect, and the nominees so selected by the Board of Directors shall be presented and voted upon at the meeting of stockholders as a slate.

          2.4  Removal of Directors.
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               (a)  Except as otherwise provided in this Section 2.4, the
Principal Stockholder agrees not to take any action to remove from the Board of Directors, with or without cause, any Investor Designee. Notwithstanding the foregoing, the Investor shall at all times have the right to remove and to cause the Principal Stockholder to remove, with or without cause, any or all of the Investor Designees.

               (b) Except as otherwise provided in this Section 2.4, the Investor agrees not to take any action to remove from the Board of Directors, with or without cause, any Continuing Director. Notwithstanding the foregoing, the Principal Stockholder shall at all times

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have the right to remove and to cause the Investor to remove, with or without cause, any or all of the Continuing Directors.

          2.5  Vacancies. If a vacancy is created on the Board of Directors by
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reason of the death, disability, removal or resignation of any one of the directors, the Principal Stockholder and the Investor shall each promptly take all necessary and appropriate action, including, to the extent the Principal Stockholder or the Investor have power to do so, calling a special meeting of stockholders or executing a written consent of stockholders in lieu of meeting and voting, or executing and delivering a written consent with respect to, the shares of Voting Stock of the Company then held of record or Beneficially Owned by the Principal Stockholder or the Investor, as the case may be, in such a manner to ensure that such vacancy is filled in a manner consistent with the Board Composition Requirement.

     3.   Other Stockholder Votes. At any meeting of stockholders of the
          -----------------------
Company, however called, and with respect to any written consent of stockholders of the Company in lieu of a meeting, the Principal Stockholder shall vote, or execute and deliver a written consent with respect to, all shares of Voting Stock then held of record or Beneficially Owned by the Principal Stockholder,
(a) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Purchase Agreement, and (b) except as otherwise agreed to in writing in advance by the Investor, against the following actions (other than the transactions contemplated by the Purchase Agreement): (i) a dissolution of the Company or (ii) any material change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws, in each case, which is intended, or could reasonably be expected, to impede, delay or adversely affect the transactions contemplated by this Agreement and the Purchase Agreement. The Principal Stockholder agrees that it shall not enter into any agreement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 3.

     4.   Irrevocable Proxy.  The Principal Stockholder, in furtherance of the
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transactions contemplated hereby and by the Purchase Agreement, and in order to secure the performance by the Principal Stockholder of its duties under this Agreement, shall, if and when requested by the Investor, promptly execute and deliver to the Investor an irrevocable proxy, substantially in the form of Exhibit A hereto, and irrevocably appoint the Investor or its designees, with
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full power of substitution, as its attorney, agent and proxy to vote (or cause to be voted) or, if applicable, to give consent with respect to, all of the shares of Voting Stock Beneficially Owned by such Principal Stockholder, together with any shares acquired by such Principal Stockholder in any capacity after the date hereof, in the manner, and with respect to the matters, set forth in Sections 2 and 3 hereof. The Principal Stockholder acknowledges that the proxy executed and delivered by him shall be coupled with an interest, shall constitute, among other things, an inducement for the Investor to enter into the Purchase Agreement, shall be irrevocable and binding on any successor in interest of such Principal Stockholder and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the Principal Stockholder. Such proxy shall operate to revoke and render void any prior proxy as to the shares heretofore granted by the Principal Stockholder which is inconsistent herewith. Such proxy shall terminate upon the termination of this Agreement.

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     5.   Action to Reconstitute Board of Directors.  If at any time and for any
          -----------------------------------------
reason the Board of Directors shall fail to satisfy the Board Composition Requirement, then, at the written request of the Investor, the Principal Stockholder shall, to the extent it has power to do so, cause to be called a special meeting of the stockholders to be held for the purpose of taking whatever action may be necessary to ensure that the Board is constituted so as to satisfy the Board Composition Requirement as promptly as practicable.

     6.   Certificate of Incorporation and Bylaws. The Principal Stockholder and
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the Investor shall each vote all shares of Voting Stock then held of record or
Beneficially Owned by each of them, respectively, and shall take all other actions necessary and appropriate (including, without limitation, removing any director), to ensure that the Company's Certificate of Incorporation and Bylaws do not at any time conflict with the provisions of this Agreement.

     7.   No Transfer of Capital Stock. The Principal Stockholder hereby agrees
          ----------------------------
that during the period ending six (6) months after the date hereof, such Principal Stockholder shall not sell, transfer or pledge his Voting Stock to another Person or otherwise engage in any act which would decrease the Principal Stockholder's percentage of Common Stock ownership on the date hereof ("Dispose"), except if such sale, transfer or pledge is (a) consummated in accordance with Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or (b) consummated pursuant to a registered offering under the Securities Act. In addition, the Principal Stockholder shall not Dispose of more than an aggregate of 1,000,000 shares of the Voting Stock currently owned by the Principal Stockholder, unless all transferees of shares of Voting Stock in excess of the aggregate 1,000,000 shares, to the extent of such excess, shall agree in writing to be bound by the provisions of this Agreement.

     8.   Miscellaneous.
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          8.1  Duration of Agreement. The rights and obligations of the
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Principal Stockholder and the Investor under this Agreement shall terminate upon the earlier of (a) such date as the Investor no longer has the right to designate any directors pursuant to the Purchase Agreement, or (b) such date as the Principal Stockholder no longer owns any Voting Stock of the Company.

          8.2  Modification and Waiver. No amendment or modification of the
               -----------------------
terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

          8.3  Entire Agreement. This Agreement sets forth the entire
               ----------------
understanding of the parties with respect to the subject matter hereof. Any previous agreement or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement.

          8.4  Severability. In case any provision in this Agreement shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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          8.5  No Implied Rights. Nothing herein, express or implied, is
               -----------------
intended to or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto, any interest, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

          8.6  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware without regard to the conflict of law provisions thereof.

          8.7  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

          8.8 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that this Agreement
                                      --------  -------
shall only be binding (a) upon a transferee of shares of Voting Stock of the Investor if such transferee is a member of the Purchaser Group (as defined in the Purchase Agreement), and (b) upon a transferee of shares of Voting Stock of the Principal Stockholder to the extent such transferee is required to become bound by the provisions of this Agreement pursuant to Section 7 hereof.

          8.9  Notices. All notices and other communications under this
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Agreement shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or on the third business day after mailing or if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, return receipt requested, and addressed as follows (until any such address is changed by notice duly given):

               (a)  if to the Investor, to:

                    c/o QVC, Inc.
                    Studio Park
                    Mail Code 223
                    West Chester, Pennsylvania 19380
                    Telephone: (610) 701-8974
                    Facsimile: (610) 701-1380
                    Attn: Neal Grabell, Esq.

                    with a copy to:

                    Drinker Biddle & Reath LLP
                    One Logan Square
                    Philadelphia, PA 19103
                    Telephone: (215) 988-2794
                    Facsimile: (215) 988-2757
                    Attention: Howard A. Blum, Esq.

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               (b)  if to the Principal Stockholder, to:

                    Global Sports, Inc.
                    1075 First Avenue
                    King of Prussia, Pennsylvania 19406
                    Telephone: (610) 265-3229
                    Facsimile: (610) 265-1730
                    Attention: Michael G. Rubin

                    with a copy to:

                    Blank Rome Comisky & McCauley LLP
                    One Logan Square
                    Philadelphia, Pennsylvania 19103
                    Telephone: (215) 569-5532
                    Facsimile: (215) 569-5628
                    Attention: Francis E. Dehel, Esq.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              INTERACTIVE TECHNOLOGY HOLDINGS, LLC


                              By:    /s/ Carol Steinberg
                                     ----------------------------------
                              Name:   Carol Steinberg
                              Title:  Authorized Signatory


                              /s/ Michael G. Rubin
                              -----------------------------------------
                              MICHAEL G. RUBIN

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                                   EXHIBIT A

                               Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Voting Agreement (the "Voting Agreement") dated as of September 13, 2000 between the undersigned and Interactive Technology Holdings, LLC, the undersigned hereby irrevocably appoints [____________] and [___________], and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manners each such attorney, agent and proxy or his substitute shall in his sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Sections 2 and 3 of the Voting Agreement with respect to all shares of Common Stock and voting securities of Global Sports, Inc., a Delaware corporation (the "Company"), which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or if applicable, to given written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the shares of Common Stock and voting securities heretofore granted by the undersigned which is inconsistent herewith. This Proxy shall terminate upon the termination of this Agreement.



                                    __________________________________
                                    Michael G. Rubin

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